Exhibit 99.1

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT, dated as of December 23, 2013 (as amended from time to time, this “Agreement”), is between SUSQUEHANNA BANK, a Pennsylvania banking corporation (“Seller”), and each of the Delaware limited liability companies listed on the signature page hereto (each a “Buyer” and collectively, the “Buyers”).

Background

1. Seller owns various parcels of real property described on Schedule I hereto.

2. Seller desires to sell the properties described on Schedule I and to lease each of them back, and Buyers desire to purchase such properties and lease them back to Seller, all on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. The following terms shall have the following meanings for purposes of this Agreement:

“CTL Property” means each Property indicated on Schedule I to be a Property with respect to which the related Buyer shall borrow funds from one or more institutional lenders to fund all or a portion of the Purchase Price therefor, which borrowing shall be secured by a first mortgage on such Property.

“Land” means the land related to the parcels of real property described on Schedule I hereto.

“Improvements” means, with respect to any parcel of Land, all buildings, structures and other improvements located on such Land, together with all fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) located on, or used in connection with, such buildings, structures and other improvements.

“Permitted Encumbrances” means, with respect to any Property, the encumbrances listed on Schedule B to the Title Policy for such Property that have been approved by the related Buyer.

“Property” means a parcel of Land, all Improvements on such Land and all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to such Land and Improvements.

“Title Company” means First American Title Company.

“Transaction Expenses” means, with respect to any Property, collectively, (i) all transfer taxes and recording fees and charges related to the sale of such Property or the recording of the Deed therefor; (ii) the costs incurred for the Reports for such Property and all other due diligence conducted by, or on behalf of, the related Buyer in connection with such Property; (iii) the related Buyer’s and Seller’s respective legal fees and costs allocated to such Property and the fees of a local counsel for the state in which such Property is located, (iv) the cost for the Title Policy for such Property and all endorsements thereto requested by the related Buyer, (v) the costs of forming the related Buyer and qualifying such Buyer to do business in the state where such Property is located and (vi) if such Property is a CTL Property, all costs, expenses and legal fees incurred or charged by the lender(s) related to such Property, including the costs of a lender’s policy of title insurance and all requested endorsements thereto, mortgage recording fees and trustee’s fees.

Section 2. Closing. The closing of the sale of the Properties by Seller to the Buyers (the “Closing”) shall be accomplished by mail and wire transfer and shall consummate at the offices of the Title Company on December 23, 2013 (the “Closing Date”). At the Closing, Seller shall assign, transfer and convey each Property to the related Buyer, subject to the Permitted Encumbrances, by execution and delivery of a warranty deed (the “Deed”) in the recordable form that is customary in the state in which such Property is located and a bill of sale and assignment in the form attached hereto as Exhibit A (the “Bill of Sale”).

Section 3. Purchase Price. At the Closing, each Buyer shall pay the sum of (i) the purchase price for the Property to be purchased by such Buyer indicated for such Property on Schedule I hereto, plus the Transaction Expenses for such Property to be capitalized by Seller as set forth in a notice to the related Buyer (and approved by such Buyer) prior to the Closing Date (the “Purchase Price” for such Property). The Purchase Prices for the Properties shall be paid by federal wire transfer of immediately available funds to the Title Company on the Closing Date.

Section 4. Conditions Precedent to Closing. Each Buyer’s obligation to acquire the Property to be purchased by such Buyer is conditioned on all of the following, any or all of which may be expressly waived by such Buyer, in writing, at its sole option: (i) the Title Company shall have issued, or be irrevocably committed to issue, an owner’s policy of title insurance (the “Title Policy”) showing no liens or encumbrances on such Property other than Permitted Encumbrances, (ii) all representations and warranties made by Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date, except to the extent that they expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (iii) Seller shall have delivered all of the documents and other items required pursuant to Section 5 and shall have performed all other covenants, undertakings and obligations to be performed by Seller at or prior to the Closing with respect to such Property, (iv) such Buyer shall have received a phase I environmental audit, a zoning report, an ALTA survey, a property condition report and an appraisal (collectively, the “Reports”) with respect to such Property, in each case from a firm acceptable to such Buyer and that is satisfactory in form and substance to such

Buyer and (v) if such Property is a CTL Property, one or more institutional lenders shall have funded a non-recourse loan to such Buyer in an amount and on terms satisfactory to such Buyer.

Section 5. Deliveries by Seller. On the business day prior to the Closing Date, Seller shall deliver the following (the “Seller Closing Documents”) to the Title Company for each Property:

(a) the Deed therefor duly executed by Seller;

(b) the Bill of Sale therefor duly executed by Seller;

(c) a Certification of Non-Foreign Status, duly executed by Seller;

(d) a lease for the Property in the form attached hereto as Exhibit B-1 or, if such Property is a CTL Property, in the form attached hereto as Exhibit B-2 (a “Lease”);

(e) a secretary’s or assistant secretary’s certificate from Seller, with its certificate of incorporation, by-laws and resolutions authorizing the transactions contemplated by this Agreement attached thereto and certifying as to the incumbency of the officers executing documents on behalf of such entity;

(f) good standing certificates for Seller from the state of its incorporation and from each state in which a Property is located;

(g) an opinion of in-house counsel to Seller in substantially the form attached hereto as Exhibit C-1, an opinion of special counsel to Seller in substantially the form attached hereto as Exhibit C-2 and an opinion of local counsel from the state in which the Property is located in substantially the form attached hereto as Exhibit C-3;

(h) evidence of the insurance required to be in place pursuant to the Lease;

(i) if such Property is a CTL Property, a subordination, non-disturbance and attornment agreement in substantially the form attached hereto as Exhibit E executed by Seller and an estoppel certificate in substantially the form attached hereto as Exhibit F executed by Seller and Guarantor;

(j) a certificate of occupancy for such Property, if available; and

(k) such other affidavits, documents and certificates as may be customarily and reasonably required by the related Buyer’s counsel or the Title Company in order to effectuate the transaction contemplated hereby.

Section 6. Deliveries by Buyer. On the business day prior to the Closing Date, each Buyer shall deliver the following (the “Buyer Closing Documents”) to the Title Company:

(a) the Purchase Price for the Property to be purchased by such Buyer;

(b) the Lease for the Property to be purchased by such Buyer duly executed by such Buyer; and

(c) such other affidavits, documents and certificates as may be customarily and reasonably required by the Title Company in order to effectuate the transaction contemplated hereby.

Section 7. Seller Representations. Seller hereby represents and warrants to each Buyer, as of the date hereof and as of the Closing Date, as follows as to the Property to be purchased by such Buyer and the Lease to be entered into with respect to such Property:

(a) Seller is a corporation duly organized and validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has duly qualified and is in good standing under the laws of each state where a Property is located, and has all requisite power and authority to enter into, and perform its obligations under, this Agreement, the Lease and any other documents contemplated by this Agreement, including, without limitation, conveying and leasing back each Property. The execution and delivery of this Agreement, the Lease and the consummation of the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary corporate action on the part of Seller, (ii) do not require any governmental or other consent, and (iii) will not result in the breach of Seller’s organizational documents or any material agreement, indenture or other instrument to which Seller is a party or is otherwise bound or any violation of any law, rule, regulation or judgment to which Seller or any of its property is subject. This Agreement, the Lease and the other documents to be executed by Seller in connection with the transactions contemplated by this Agreement constitute the legal, valid and binding obligations of Seller, enforceable against it in accordance with their respective terms.

(b) Seller has not assigned, pledged or transferred the Property or any part thereof, and no other person or other entity has any right of first refusal or any other right or option to acquire the Property or any part thereof.

(c) Seller has not received any notice of any actual, pending or threatened suits, actions, arbitrations, claims or proceedings, at law or in equity, against or otherwise affecting the Property. Seller has not received any notice alleging the existence of any violation of any rule, regulation, ordinance, law, building code or similar matter that applies to the Property or any part thereof, or to the use or operation of the Property, and Seller has no knowledge that any such violation exists. Seller has not received notice of any pending liens or special assessments to be made against the Property by any governmental authority, or any pending proceedings, the object of which would be to change the present zoning or other land-use limitations affecting the Property.

(d) Seller has no knowledge of any on-going or threatened condemnation or taking with respect to the Property or any part thereof. Seller has no knowledge of any casualty with respect to the Property that has not been completely repaired.

(e) Neither Seller nor any of its affiliates has dealt with or engaged any broker in connection with the transactions contemplated by this Agreement.

(f) Seller has no knowledge that there exists or has existed, and neither Seller nor any affiliate thereof has caused any generation, production, location, transportation, storage, treatment, discharge, disposal, release or threatened release upon, under or about the Property of any Hazardous Materials in violation of Environmental Laws. “Hazardous Materials” means any petroleum or petroleum products, flammables, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos (including, without limitation, vinyl asbestos tile), or any other substance or material, defined as a “hazardous substance” or a “hazardous material” by any federal, state and local law, ordinance, rule, orders, statute, code or regulation applicable to the Property or the operations thereon or use thereof and (i) relating to the environment, human health or natural resources, (ii) regulating, controlling or imposing liability or standards of conduct concerning Hazardous Materials, or (iii) regulating the clean-up or other remediation of the Property or any portion thereof, including, without limitation, the Resource Conservation and Recovery Act of 1976 (RCRA), 42 U.S.C. §§ 6901-6987, as amended by the Hazardous and Solid Waste Amendments of 1984, CERCLA, the Hazardous Materials Transportation Act of 1975, 49 U.S.C. §§ 1801-1812, the Toxic Substances Control Act, 15 U.S.C. §§ 2601-2671, the Clean Air Act, 42 U.S.C. §§ 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq and all other, as any of the foregoing may have been amended, supplemented or supplanted from time to time (collectively, “Environmental Laws”).

(g) Neither Seller nor any of its affiliates is in violation of (i) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, (ii) Executive Order No. 13,224, 66 Fed Reg 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or (iii) the anti-money laundering provisions of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) amending the Bank Secrecy Act, 31 U.S.C. Section 5311 et seq and any other laws relating to terrorism or money laundering.

Section 8. Representations of Buyer. Each Buyer represents and warrants to Seller, as of the date hereof and as of the Closing Date, as follows:

(a) Such Buyer is duly organized and in good standing under the laws of the State of Delaware and has the legal capacity to enter into, and perform its obligations under, this Agreement and any other documents contemplated by this Agreement to be executed by it, including, without limitation, acquiring and leasing the Property to be acquired by it.

(b) The execution and delivery by such Buyer of this Agreement and the Lease for the Property to by purchased by such Buyer and the consummation of the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary action on the part of such Buyer, (ii) do not require any governmental or other consent and (iii) will not result in the breach of any agreement, indenture or other instrument to which such Buyer is a party or is otherwise bound. This Agreement and the Lease executed by such Buyer constitute the legal, valid and binding obligations of such Buyer, enforceable against it in accordance with their respective terms.

Section 9. Notices. All notices required or permitted hereunder shall be in writing and shall be given (a) by registered or certified mail, postage prepaid, (b) by a nationally recognized overnight delivery service which provides receipted delivery, or (c) by facsimile transmission or email with confirmation of receipt, addressed, (i) if to Seller, to 26 North Cedar St., Lititz, Pennsylvania 17543, Attn: Chief Financial Officer (with a copy to Legal Department), or such other address as Seller shall have last designated by written notice given as aforesaid to Buyer, and (ii) if to any Buyer, to SunTrust Equity Funding, LLC, 3333 Peachtree Street, 10th Floor, MC 3951, Atlanta, Georgia 30326, Attn: Lisa Woodham (telephone: (404) 926-5445; email: lisa.woodham@suntrust.com), or such other address as a Buyer shall have last designated by written notice given as aforesaid to Seller, with a copy to Julia R. Sarron, Sarron Law Group, LLC, 2250 W. Ohio St., Suite 304, Chicago, Illinois 60612 (telephone: (312) 492-0022; E-mail: jsarron@sarronlaw.com). Notices shall be deemed given upon receipt at the applicable address.

Section 10. Payment of Fees and Expenses. Seller shall be solely responsible for payment of all Transaction Expenses that it does not choose to capitalize pursuant to Section 3; Seller shall pay such Transaction Expenses promptly after receipt of an invoice therefor.

Section 11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

Section 12. Assignment. Seller shall not assign this Agreement. Any Buyer may assign its rights, claims and obligations under this Agreement to (i) any other limited liability company with respect to which SunTrust Equity Funding, LLC or any of its affiliates is the sole member, (ii) to any person to which such Buyer sells the Property purchased by it and (iii) to, or for the benefit of, any lender providing funding for such Buyer’s purchase of a Property.

Section 13. Miscellaneous. This Agreement may be executed in multiple counterparts or with multiple signature pages which, when assembled as a single document or, if not so assembled, when taken together shall be deemed to be fully effective and operative as an original document. The section headings appearing in this Agreement are for convenience and reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof. Without limiting the effect of the representations and warranties of either party, each party to this Agreement has obtained its own legal, accounting and tax advice, and has not relied upon the other party or other party’s advisors with respect to legal, accounting and/or tax matters related to the transactions contemplated by this Agreement.

Section 14. Waiver of Jury Trial. To the extent permitted by applicable law, the parties hereto hereby agree to waive trial by jury in connection with any proceedings related to this Agreement or the transactions contemplated hereby.

Section 15. Attorneys’ Fees. If either a Buyer or Seller brings any action or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or out of court settlement, shall be entitled to recover from the other party all costs and expenses of suit, including reasonable attorneys’ fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including reasonable attorneys’ fees incurred in enforcing, perfecting and executing such judgment.

Section 16. Integration. This Agreement, the Seller Closing Documents and the Buyer Closing Documents embody the entire agreement and understanding between Buyers and Seller with respect to the transactions contemplated hereby and supersede all other agreements and understandings between Buyers and Seller with respect to the subject matter thereof. This Agreement, the Seller Closing Documents and the Buyer Closing Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of Buyers and Seller or any course of prior dealings. There are no unwritten oral agreements between the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date written above.

SELLER:

SUSQUEHANNA BANK

By	/s/ Michael W. Harrington
Name:	Michael W. Harrington
Title:	Treasurer

BUYERS:

EACH OF THE ENTITIES LISTED AS A BUYER ON SCHEDULE I

By: SunTrust Equity Funding, LLC, its Manager

By:	/s/ Justin Wilde
Name:	Justin Wilde

SCHEDULE I -Properties (Omitted)